Certificate of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002. Exhibit 32.1

In connection with the Annual Report on Form 10-K of MiX Telematics Limited (the “Company”) to which this certification is attached and as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2021                          /s/ Stefan Joselowitz
Stefan Joselowitz
President and Chief Executive Officer
(principal executive officer)

Date: June 14, 2021                          /s/ John Granara
John Granara
Vice President and Chief Financial Officer
(principal financial officer)